EXHIBIT 21.1
Exhibit
Subsidiaries in which Peakstone Realty Trust owns, directly or indirectly, an interest:

Subsidiary	Jurisdiction of Incorporation or Organization
GRT (Cardinal REIT Merger Sub), LLC	Maryland
PKST OP, L.P.	Delaware
GRT OP (Cardinal New GP Sub), LLC	Delaware
GRT OP (Cardinal LP Merger Sub), LLC	Delaware
Cole Corporate Income Operating Partnership II, LP	Delaware
CCIT II Securities Investments, LLC	Delaware
ARCP OFC Phoenix (Central) AZ, LLC	Delaware
CIM OFC Platteville CO, LLC	Delaware
ARCP OFC Johnston IA (Phase II), LLC	Delaware
CIM OFC Sparks MD, LLC	Delaware
VEREIT OFC Lincoln Hill PA, LLC	Delaware
CIM OFC Memphis TN, LLC	Delaware
ARCP OFC San Antonio TX, LLC	Delaware
ARCP OFC Burlington MA (Phase 2), LLC	Delaware
CIM GP OFC San Diego CA, LLC	Delaware
CIM OFC San Diego CA, LP	Delaware
ARCP ID Bellevue OH, LLC	Delaware
ARCP OFC Huntsville AL, LLC	Delaware
ARCP OFC Burlington MA, LLC	Delaware
VEREIT OFC Phoenix AZ, LLC	Delaware
CIM OFC Hunt Valley MD, LLC	Delaware
The GC Net Lease (Wake Forest) GP, LLC	Delaware
The GC Net Lease (Wake Forest) Investors, L.P.	Delaware
SOR Operating Partnership, LLC	Delaware
The GC Net Lease (Herndon) Investors, LLC	Delaware
The Point at Clark Street REIT, LLC	Delaware
The GC Net Lease (Columbia) Investors, LLC	Delaware

PKST Management Company, LLC	Delaware
Griffin Capital Property Management, LLC	Delaware
Griffin Capital Essential Asset Property Management, LLC	Delaware
Griffin Capital Essential Asset Property Management II, LLC	Delaware
IndustrialCo Trust	Maryland
Industrial SpinCo Trust	Maryland
Griffin Capital Essential Asset TRS, Inc.	Delaware
The GC Net Lease (Parsippany) Investors, LLC	Delaware
The GC Net Lease (Phoenix Beardsley) Investors, LLC	Delaware
The GC Net Lease (Westminster) Investors, LLC	Delaware
The GC Net Lease (Lone Tree) Investors, LLC	Delaware
The GC Net Lease (Arlington Heights) Investors, LLC	Delaware
The GC Net Lease (Heritage III) Investors, LLC	Delaware
The GC Net Lease (Fort Mill) Investors, LLC	Delaware
The GC Net Lease (Fort Mill II) Investors, LLC	Delaware
The GC Net Lease (Lakeland) Investors, LLC	Delaware
The GC Net Lease (Scottsdale) Investors, LLC	Delaware
The GC Net Lease (Savannah) Investors, LLC	Delaware
Griffin (Hampton 300) Essential Asset REIT II, LLC	Delaware
Griffin (Hampton 500) Essential Asset REIT II, LLC	Delaware
Griffin (Parsippany 14) Essential Asset REIT II, LLC	Delaware
Griffin (Groveport) Essential Asset REIT II, LLC	Delaware
Griffin (Andover) Essential Asset REIT II, LLC	Delaware
The GC Net Lease (GV Quebec Court) Investors, LLC	Delaware
Griffin (Auburn Hills) Essential Asset REIT II, LLC	Delaware
Griffin (North Charleston) Essential Asset REIT II, LLC	Delaware
Griffin (Parsippany 10) Essential Asset REIT II, LLC	Delaware
Griffin (Lone Tree) Essential Asset REIT II, LLC	Delaware
Griffin (Carmel) Essential Asset REIT II, LLC	Delaware
The GC Net Lease (Scottsdale II) Investors, LLC	Delaware
The GC Net Lease (Largo) Investors, LLC	Delaware
The GC Net Lease (Redmond) Investors, LLC	Delaware

The GC Net Lease (Cranberry) Investors, LLC	Delaware
The GC Net Lease (Whippany) Investors, LLC	Delaware
The GC Net Lease (Greenwood Village) Investors, LLC	Delaware
The GC Net Lease (Libertyville) Investors, LLC	Delaware
The GC Net Lease (Allen Park) Investors, LLC	Delaware
Griffin (Etna) Essential Asset REIT II, LLC	Delaware
Griffin (Birmingham) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Buffalo) Essential Asset REIT II, LLC	Delaware
Griffin (Dekalb) Essential Asset REIT II, LLC	Delaware
Griffin (Durham) Essential Asset REIT II, L.P.	Delaware
Griffin (Durham) Essential Asset REIT II GP, LLC	Delaware
The GC Net Lease (Beaver Creek) Investors, LLC	Delaware
The GC Net Lease (Beaver Creek) Member, LLC	Delaware
Emporia Partners, LLC	Delaware
The GC Net Lease (Jacksonville) Investors, LLC	Delaware
WR Griffin Patterson, LLC	Delaware
The GC Net Lease (Nashville) Investors, LLC	Delaware
The GC Net Lease (Houston Enclave) Member, LLC	Delaware
The GC Net Lease (Houston Enclave) Investors, LLC	Delaware
The GC Net Lease (Charlotte) Investors, LLC	Delaware
The GC Net Lease (Charlotte) Member, LLC	Delaware
The GC Net Lease (Phoenix Chandler) Investors, LLC	Delaware
The GC Net Lease (Phoenix Chandler) Member, LLC	Delaware
The GC Net Lease (Warren) Investors, LLC	Delaware
The GC Net Lease (Warren) Member, LLC	Delaware
Griffin Capital (Highway 94) Manager, LLC	Delaware
Griffin Capital (Highway 94) Investors, DST	Delaware
Griffin (Concord) Member Essential Asset REIT II, LLC	Delaware
Griffin (Concord) Essential Asset REIT II, LLC	Delaware
Griffin (Houston Westgate II) Member Essential Asset REIT II, LLC	Delaware
Griffin (Houston Westgate II) Essential Asset REIT II, LLC	Delaware
Griffin (Mechanicsburg) Member Essential Asset REIT II, LLC	Delaware

Griffin (Mechanicsburg) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Grier) Essential Asset REIT II, LLC	Delaware
Griffin (Las Vegas Grier) Member Essential Asset REIT II, LLC	Delaware
Griffin (Columbus) Member Essential Asset REIT II, LLC	Delaware
Griffin (Columbus) Essential Asset REIT II, LLC	Delaware
The GC Net Lease (Triad I) GP, LLC	Delaware
The GC Net Lease (Triad I) Investors, L.P.	Delaware
PKST Realty, LLC	Delaware
GRT VAO OP, LLC	Delaware
GRT (Parsippany) Member, LLC	Delaware
Delaware
PKST Sunrise HoldCo LLC	Delaware
PKST Fort Lupton Country Road 27 LLC	Delaware
PKST Pompano Beach NW 40th Court LLC	Delaware
PKST Tampa Falkenburg LLC	Delaware
PKST Orlando Clemson LLC	Delaware
PKST Orlando Cinderlane LLC	Delaware
PKST Jacksonville Witten LLC	Delaware
PKST Atlanta Veterans Memorial LLC	Delaware
PKST Atlanta Discovery LLC	Delaware
PKST Atlanta Cash Memorial	Delaware
PKST Lively LLC	Delaware
PKST Mableton Veterans Memorial LLC	Delaware
PKST Norcross McDonough LLC	Delaware
PKST Atlanta South Cooks LLC	Delaware
PKST Savannah Travis Field LLC	Delaware
PKST Melrose Park Indian Boundary LLC	Delaware
PKST Burlington Route 130 LLC	Delaware
PKST Carteret Minue LLC	Delaware
PKST South Plainfield Tyler LLC	Delaware
PKST Albuquerque Menaul LLC	Delaware
PKST Yaphank Sills LLC	Delaware

PKST Cincinnati Spring Grove LLC	Delaware
PKST Pittsburg Camp Hollow LLC	Delaware
PKST Hatfield Unionville Pike LLC	Delaware
PKST Philadelphia Essington 6729 LLC	Delaware
PKST Philadelphia Essington 6815 LLC	Delaware
PKST Philadelphia Essington 6800 LLC	Delaware
PKST North Charleston Cross Park 7221 LLC	Delaware
PKST North Charleston Cross Park 7227 LLC	Delaware
PKST Ladson Benchmark LLC	Delaware
PKST Greenville Bruce LLC	Delaware
PKST Hermitage Brandau LLC	Delaware
PKST Nashville Caden LLC	Delaware
PKST Nashville Freightliner LLC	Delaware
PKST Memphis Malone LLC	Delaware
PKST Baytown Thompson LLC	Delaware
PKST Plano Precision LLC	Delaware
PKST Fort Worth Enterprise LLC	Delaware
PKST Houston Railhead LLC	Delaware
PKST San Antonio Middlex LLC	Delaware
PKST Round Rock Chisholm LLC	Delaware
PKST Houston Oates LLC	Delaware
PKST Houston Humble Westfield LLC	Delaware
PKST Manassas Centreville LLC	Delaware
PKST Norfolk Meads LLC	Delaware
PKST Norfolk Harmony LLC	Delaware
PKST Everett 28th Place LLC	Delaware
PKST Savannah Container LLC	Delaware
PKST Kennesaw McCollum LLC	Delaware
PKST Burlington River LLC	Delaware
PKST Burlington Neck LLC	Delaware
PKST Hatfield Bethlehem Pike LLC	Delaware